# 00198637 – HMS Prospectus Supplement
Filed pursuant to 497(e)
File Nos. 033-35788 and 811-06136
Homestead Funds, Inc.
Supplement Dated September 26, 2017
to the Prospectus dated May 1, 2017
This supplement revises certain information contained in the above-referenced prospectus (the “Prospectus”) regarding the International Equity Fund, a series of Homestead Funds, Inc. Please read this supplement carefully and keep it with your Prospectus for future reference. You may obtain copies of the Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free (800) 258-3030, by visiting Homestead Funds’ website at homesteadfunds.com, or by writing to Homestead Funds, Inc., Attn: Investments Division, 4301 Wilson Boulevard, INV8-305, Arlington, Virginia 22203.
Effective October 2, 2017, the International Equity Fund’s (the “Fund”) Prospectus will be revised as follows:
1. The last sentence of the second paragraph of the section titled “International Equity Fund – Principal Investment Strategies” on page 23 of the Prospectus and the last sentence of the second paragraph of the section titled “Additional Information About the Funds – International Equity Fund” on p. 33 of the Prospectus are deleted in their entirety and replaced with the following:
The Fund normally holds investments across at least 10 countries.
2. The section titled “International Equity Fund – Portfolio Management Team” on page 26 of the Prospectus is deleted in its entirety and is replaced with the following:
Portfolio Management Team
Ferrill Roll, Alexander Walsh, Bryan Lloyd, Patrick Todd and Andrew West serve as the portfolio managers of the Fund. Mr. Roll and Mr. Walsh have held this position since January 2016. Mr. Lloyd and Mr. West have held this position since January 2016 and Mr. Todd has held this position since January 2017. Messrs. Roll and Walsh are the lead portfolio managers.
The fifth paragraph of the section titled “Management of the Funds – Portfolio Managers – Subadviser to the International Equity Fund” on page 49 of the Prospectus is deleted in its entirety and replaced with the following:
The portfolio managers involved in the day-to-day portfolio management of the International Equity Fund include the following persons. Their prior experience with Harding Loevner is shown below:
Ferrill Roll, CFA, has been a portfolio manager with Harding Loevner since 2001 and an analyst since 1996. He is a Co-Lead Portfolio Manager for the International Equity Fund. As an analyst, he focuses on financial services companies. Mr. Roll graduated from Stanford University in 1980 and joined Harding Loevner in 1996.
Alexander Walsh, CFA, has been a portfolio manager with Harding Loevner since 2001 and an analyst since 1994. He is a Co-Lead Portfolio Manager for the International Equity Fund. As an analyst, he focuses on health care and materials companies. Mr. Walsh graduated from McGill University in 1978 and joined Harding Loevner in 1994.
Bryan Lloyd, CFA, has been a portfolio manager since 2014 and an analyst since 2011 when he joined Harding Loevner. As an analyst, he focuses on financial services and real estate companies. Mr. Lloyd graduated from Lafayette College in 1996.
Patrick Todd, CFA, has been a portfolio manager since 2017 and an analyst since 2012 when he joined Harding Loevner. As an analyst, he focuses on health care companies. Mr. Todd graduated from Harvard University in 2002 and received an MBA in Applied Value Investing from Columbia Business School in 2011.
Andrew West, CFA, has been a portfolio manager since 2014, an analyst since 2006 and the Manager of Investment Research since 2011. As an analyst, he focuses on consumer discretionary, industrials, and materials companies. Mr. West graduated from the University of Central Florida in 1991 and received an MBA in Finance and International Business from New York University, Leonard N. Stern School of Business, in 2003. He joined Harding Loevner in 2006.